EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jiang Libin, Chief Executive Officer of Yinfu Gold Corporation, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Yinfu Gold Corporation on Form 10-K for the fiscal year ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Yinfu Gold Corporation at the dates and for the periods indicated.

Date: July 8, 2016

By:	/s/ Jian Libin
Jiang Libin
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Yinfu Gold Corporation and will be retained by Yinfu Gold Corporation and furnished to the Securities and Exchange Commission or its staff upon request.